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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC  20549


                                    FORM 8-K

                                 CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                          Date of report:  May 24, 1999

                          REALTY INCOME CORPORATION
                          -------------------------
            (Exact name of registrant as specified in its charter)

     Maryland                       1-13318                33-0580106
     --------                       -------                ----------
    (State of                     (Commission            (IRS Employer
Identification No.)               File Number)            Incorporation)

               220 West Crest Street, Escondido, California 92025
              (Address of principal executive offices) (Zip Code)


                              (760) 741-740-2111
                              ------------------
             (Registrant's telephone number, including area code)


                                     None
                                     ----
          (former name or former address, if changed since last report)


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Item 5.   Other Events.
          ------------

           Realty Income Corporation (the "Company") is filing this Current Report on Form 8-K in connection with the issuance of up to 2,760,000 shares of the Company's 9 3/8% Class B Cumulative Redeemable Preferred Stock (the "Class B Preferred Stock"), pursuant to the shelf registration statement on Form S-3 under the Securities Act of 1933, as amended (the "1933 Act"), filed with the Securities and Exchange Commission (the "Commission") on August 25, 1997 (File No. 333-34311), as amended by Amendment No. 1 filed with the Commission on September 16, 1997 (as so amended, the "Registration Statement"). The exhibits listed below are being listed herewith in lieu of filing them as an exhibit to the Registration Statement, and, since this form is incorporated by reference in the Registration Statement, such exhibits are set forth in full in the Registration Statement.

Item 7.   Exhibits.
          --------

1.1       Purchase Agreement, dated May 20, 1999, between
          Merrill Lynch, Pierce, Fenner & Smith Incorporated, Donaldson, Lufkin & Jenrette Securities Corporation, A.G. Edwards & Sons, Inc., EVEREN Securities, Inc., First Union Capital Markets Inc., PaineWebber Incorporated, and Sutro & Co. Incorporated (as Representatives of the several Underwriters named on Schedule A thereto), and the Company.

4.1 Articles Supplementary to the Articles of Incorporation of the Company classifying and designating the Class B Preferred Stock.

5.1       Opinion of Ballard Spahr Andrews and Ingersoll LLP

23.2      Consent of Ballard Spahr Andrews & Ingersoll LLP
          (contained in the opinion filed as Exhibit 5.1 hereto).

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                                   SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 24, 1999
                             REALTY INCOME CORPORATION



                         By:   /s/ Michael R. Pfeiffer, Esq.
                               -----------------------------
                               Name:   Michael R. Pfeiffer, Esq.
                               Title:  Senior Vice President,
                                       General Counsel and
                                       Secretary


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                                 EXHIBIT INDEX

Exhibit No.   Description
----------    -----------
1.1           Purchase Agreement, dated May 20, 1999, between Merrill Lynch,
              Pierce, Fenner & Smith Incorporated, Donaldson, Lufkin & Jenrette
              Securities Corporation, A.G. Edwards & Sons, Inc., EVEREN Securities,
              Inc., First Union Capital Markets Inc., PaineWebber Incorporated,
              and Sutro & Co. Incorporated (as Representatives of the several
              Underwriters named on Schedule A thereto), and the Company.

4.1           Articles Supplementary to the Articles of Incorporation of the Company
              classifying and designating the Class B Preferred Stock.

5.1           Opinion of Ballard Spahr Andrews and Ingersoll LLP

23.2          Consent of Ballard Spahr Andrews & Ingersoll LLP
              (contained in the opinion filed as Exhibit 5.1 hereto).